UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2014

MFS® BLENDED RESEARCH® CORE EQUITY FUND

UNE-ANN

MFS® BLENDED RESEARCH® CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

A rift is growing between U.S. and global economic growth. The U.S. economy has regained momentum, with a more robust labor market and steadily declining unemployment, increased consumer confidence and growing industrial output. Corporate earnings remain strong overall.

However, the rest of the global economy is struggling. The sluggish eurozone economy is now the largest impediment to global growth. With high unemployment and low inflation, the region has been unable to gain traction since the 2008 – 2009 financial crisis. The European Central Bank’s efforts to stimulate growth have had limited success.

In Asia, China is struggling to boost its industrial output and Japan’s economic momentum has slowed after its sales tax increase in April.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

November 14, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.4%
JPMorgan Chase & Co.	2.6%
Apple, Inc.	2.5%
Verizon Communications, Inc.	2.2%
Facebook, Inc., “A”	2.1%
Chevron Corp.	2.0%
CVS Health Corp.	1.9%
Wells Fargo & Co.	1.9%
Merck & Co., Inc.	1.9%
Lockheed Martin Corp.	1.8%

Equity sectors
Technology	16.0%
Financial Services	15.0%
Health Care	14.1%
Energy	9.2%
Retailing	7.0%
Consumer Staples	6.9%
Utilities & Communications	6.4%
Leisure	6.3%
Industrial Goods & Services	5.7%
Special Products & Services	4.6%
Basic Materials	3.3%
Autos & Housing	2.5%
Transportation	2.2%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 9/30/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2014, Class A shares of the MFS Blended Research Core Equity Fund (“fund”) provided a total return of 21.00%, at net asset value. This compares with a return of 19.73% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Contributors to Performance

Stock selection in the technology sector was a primary factor that benefited the fund’s performance relative to the S&P 500 Index. Within the sector, overweight allocations to computer and personal electronics maker Hewlett-Packard, social networking service provider Facebook, computer hard drive maker Western Digital and semiconductor company and S&P 500 Index constituent Avago Technologies (Singapore) aided relative results as all four stocks outperformed the index during the period. Shares of Hewlett-Packard appreciated over the reporting period as total company sales grew

3

Management Review – continued

from strong performance in the PC segment. The company also posted very strong free cash flows that can potentially provide adequate funds for stock repurchases, dividends and strategic mergers & acquisitions activity.

Security selection in the retailing sector was another factor that supported relative performance. Here, an overweight position in strong-performing drugstore retailer CVS Health boosted relative returns. CVS Health traded higher steadily throughout the period as the company reported strong results that were ahead of market consensus, led largely by better-than-expected results from its pharmacy benefit manager business segment (PBM).

Within the basic materials sector, stock selection contributed to relative performance. An overweight allocation to S&P 500 Index constituent and plastic, chemical and refining company LyondellBasell Industries (Switzerland) aided relative results.

Stock selection in the consumer staples sector also supported relative returns. The fund’s overweight allocation to food producer Tyson Foods boosted relative results.

Security selection and an underweight position in the industrial goods & services sector boosted the fund’s relative performance. Within the sector, an overweight position to defense contractor Lockheed Martin benefited relative results. Shares of Lockheed Martin climbed early in the period as the company reported better-than-expected results as cost cutting initiatives protected margins and led to significant cash flow generation.

Elsewhere, an overweight allocation to health insurer WellPoint and holdings of Russell 1000 Index constituent and specialty healthcare company Endo International (b)(h) (Ireland) supported relative results.

Detractors from Performance

Stock selection in the health care sector was a primary detractor from relative results. Within the sector, the fund’s timing of ownership in biopharmaceutical company Celgene (h) hindered relative performance.

Stocks in other sectors that detracted from relative returns included the fund’s overweight positions in network security software company Symantec (h), electronics retailer Best Buy (h), offshore drilling company and S&P 500 Index constituent Ensco (United Kingdom), automotive company General Motors (h), building systems and aerospace products and services provider United Technologies and diesel engine maker Cummins Engine held back relative performance as all six stocks lagged the index over the period. Shares of Ensco traded lower, along with most oil related stocks, as increased supply of oil combined with uncertain demand resulted in declining oil prices and a choppy offshore drillers market. In addition, underweight positions in strong-performing software giant Microsoft and computer and personal electronics maker Apple weakened relative results. Shares of Microsoft gained on news that the company would undergo a restructuring plan to simplify its operations and align the recently acquired Nokia Devices and Services business with its overall strategy. The strategic acquisition of Minecraft-maker Majong further benefited the stock.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a

4

Management Review – continued

period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Matthew Krummell	Jonathan Sage
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	21.00%	15.96%	9.09%	N/A
B	8/11/97	20.16%	15.11%	8.32%	N/A
C	8/11/97	20.16%	15.11%	8.33%	N/A
I	1/14/94	21.36%	16.26%	9.39%	N/A
R1	9/02/08	20.14%	15.09%	N/A	8.93%
R2	9/02/08	20.74%	15.69%	N/A	9.48%
R3	9/02/08	21.02%	15.97%	N/A	9.75%
R4	9/02/08	21.35%	16.25%	N/A	10.02%
R5	6/01/12	21.44%	N/A	N/A	22.66%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		19.73%	15.70%	8.11%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		14.04%	14.60%	8.45%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		16.16%	14.88%	8.32%	N/A
C With CDSC (1% for 12 months) (v)		19.16%	15.11%	8.33%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information prior to June 1, 2008 reflects time periods when the fund had a policy of investing at least 80% of its net assets in union-sensitive and labor-sensitive companies. This policy was eliminated effective June 1, 2008.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

7

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2014 through September 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2014 through September 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/14	Ending Account Value 9/30/14	Expenses Paid During Period (p) 4/01/14-9/30/14
A	Actual	0.85%	$1,000.00	$1,057.09	$4.38
	Hypothetical (h)	0.85%	$1,000.00	$1,020.81	$4.31
B	Actual	1.60%	$1,000.00	$1,053.72	$8.24
	Hypothetical (h)	1.60%	$1,000.00	$1,017.05	$8.09
C	Actual	1.60%	$1,000.00	$1,053.35	$8.24
	Hypothetical (h)	1.60%	$1,000.00	$1,017.05	$8.09
I	Actual	0.60%	$1,000.00	$1,058.88	$3.10
	Hypothetical (h)	0.60%	$1,000.00	$1,022.06	$3.04
R1	Actual	1.60%	$1,000.00	$1,053.57	$8.24
	Hypothetical (h)	1.60%	$1,000.00	$1,017.05	$8.09
R2	Actual	1.10%	$1,000.00	$1,056.01	$5.67
	Hypothetical (h)	1.10%	$1,000.00	$1,019.55	$5.57
R3	Actual	0.85%	$1,000.00	$1,057.80	$4.38
	Hypothetical (h)	0.85%	$1,000.00	$1,020.81	$4.31
R4	Actual	0.60%	$1,000.00	$1,058.91	$3.10
	Hypothetical (h)	0.60%	$1,000.00	$1,022.06	$3.04
R5	Actual	0.47%	$1,000.00	$1,059.31	$2.43
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)

Aerospace - 3.5%
Lockheed Martin Corp.	42,866	$7,835,044
United Technologies Corp.	69,807	7,371,619

		$15,206,663
Automotive - 1.6%
Johnson Controls, Inc.	72,612	$3,194,928
TRW Automotive Holdings Corp. (a)	37,798	3,827,048

		$7,021,976
Biotechnology - 3.4%
Biogen Idec, Inc. (a)	22,885	$7,570,587
Gilead Sciences, Inc. (a)	26,968	2,870,744
Illumina, Inc. (a)	25,928	4,250,118

		$14,691,449
Broadcasting - 0.5%
Walt Disney Co.	22,655	$2,016,975

Business Services - 2.9%
Accenture PLC, “A”	59,567	$4,843,988
Cognizant Technology Solutions Corp., “A” (a)	65,048	2,912,199
FleetCor Technologies, Inc. (a)	35,677	5,070,415

		$12,826,602
Cable TV - 2.2%
Comcast Corp., “A”	99,888	$5,371,977
Time Warner Cable, Inc.	28,693	4,117,159

		$9,489,136
Chemicals - 2.5%
CF Industries Holdings, Inc.	15,547	$4,341,033
LyondellBasell Industries N.V., “A”	61,402	6,671,941

		$11,012,974
Computer Software - 3.2%
Citrix Systems, Inc. (a)	88,818	$6,336,276
Microsoft Corp.	80,744	3,743,292
Oracle Corp.	96,439	3,691,685

		$13,771,253

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 5.4%
Apple, Inc.	107,925	$10,873,444
Hewlett-Packard Co.	212,862	7,550,215
International Business Machines Corp.	1,971	374,155
Western Digital Corp.	46,339	4,509,711

		$23,307,525
Construction - 0.9%
Pulte Homes, Inc.	231,862	$4,094,683

Consumer Products - 1.8%
Procter & Gamble Co.	92,509	$7,746,704

Consumer Services - 1.7%
Priceline Group, Inc. (a)	2,250	$2,606,805
TripAdvisor, Inc. (a)	50,084	4,578,679

		$7,185,484
Electrical Equipment - 0.6%
General Electric Co.	101,704	$2,605,656

Electronics - 2.5%
Avago Technologies Ltd.	57,462	$4,999,194
Broadcom Corp., “A”	148,996	6,022,418

		$11,021,612
Energy - Independent - 2.7%
EOG Resources, Inc.	62,534	$6,192,117
Marathon Petroleum Corp.	66,380	5,620,395

		$11,812,512
Energy - Integrated - 5.4%
Chevron Corp.	74,071	$8,838,152
Exxon Mobil Corp.	155,376	14,613,113

		$23,451,265
Food & Beverages - 3.1%
Archer Daniels Midland Co.	83,776	$4,280,954
General Mills, Inc.	85,449	4,310,902
Tyson Foods, Inc., “A”	126,201	4,968,533

		$13,560,389
Food & Drug Stores - 3.1%
CVS Health Corp.	104,720	$8,334,665
Kroger Co.	99,544	5,176,288

		$13,510,953

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Gaming & Lodging - 0.9%
Royal Caribbean Cruises Ltd.	59,262	$3,987,740

General Merchandise - 1.7%
Kohl’s Corp.	39,934	$2,437,172
Macy’s, Inc.	87,002	5,061,776

		$7,498,948
Health Maintenance Organizations - 1.3%
WellPoint, Inc.	48,484	$5,799,656

Insurance - 5.2%
Berkshire Hathaway, Inc., “B” (a)	10,380	$1,433,893
Everest Re Group Ltd.	27,252	4,415,097
MetLife, Inc.	126,792	6,811,266
Prudential Financial, Inc.	71,721	6,307,145
Validus Holdings Ltd.	97,147	3,802,334

		$22,769,735
Internet - 3.4%
Facebook, Inc., “A “ (a)	114,766	$9,071,105
Google, Inc., “A” (a)	5,094	2,997,361
Google, Inc., “C” (a)	5,099	2,943,959

		$15,012,425
Leisure & Toys - 1.0%
Electronic Arts, Inc. (a)	120,882	$4,304,608

Machinery & Tools - 1.6%
Cummins, Inc.	35,836	$4,729,635
Illinois Tool Works, Inc.	25,463	2,149,586

		$6,879,221
Major Banks - 6.0%
Goldman Sachs Group, Inc.	35,386	$6,495,808
JPMorgan Chase & Co.	185,532	11,176,448
Wells Fargo & Co.	159,285	8,262,113

		$25,934,369
Medical Equipment - 2.7%
Abbott Laboratories	115,218	$4,791,917
Thermo Fisher Scientific, Inc.	56,237	6,844,043

		$11,635,960

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 0.7%
United States Steel Corp.	82,430	$3,228,783

Network & Telecom - 1.5%
Qualcomm, Inc.	89,042	$6,657,670

Oil Services - 1.2%
Ensco PLC, “A”	61,344	$2,534,121
Halliburton Co.	39,016	2,516,922

		$5,051,043
Other Banks & Diversified Financials - 3.3%
Citigroup, Inc.	147,177	$7,626,712
Discover Financial Services	106,588	6,863,201

		$14,489,913
Pharmaceuticals - 6.7%
Bristol-Myers Squibb Co.	130,824	$6,695,572
Johnson & Johnson	61,135	6,516,380
Merck & Co., Inc.	138,487	8,209,509
Pfizer, Inc.	262,331	7,757,128

		$29,178,589
Railroad & Shipping - 1.1%
Union Pacific Corp.	45,424	$4,924,870

Real Estate - 0.5%
Public Storage, Inc., REIT	12,702	$2,106,500

Restaurants - 1.8%
McDonald’s Corp.	51,548	$4,887,266
YUM! Brands, Inc.	37,867	2,725,667

		$7,612,933
Specialty Stores - 2.2%
Advance Auto Parts, Inc.	29,730	$3,873,819
AutoZone, Inc. (a)	11,433	5,826,943

		$9,700,762
Telecommunications - Wireless - 1.0%
American Tower Corp., REIT	46,785	$4,380,480

Telephone Services - 2.6%
Frontier Communications Corp.	310,508	$2,021,407
Verizon Communications, Inc.	188,677	9,431,963

		$11,453,370

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 2.0%
Lorillard, Inc.	88,780	$5,318,810
Philip Morris International, Inc.	40,726	3,396,548

		$8,715,358
Trucking - 1.0%
United Parcel Service, Inc., “B”	45,900	$4,511,511

Utilities - Electric Power - 2.8%
AES Corp.	303,182	$4,299,121
American Electric Power Co., Inc.	90,999	4,751,058
Edison International	58,470	3,269,642

		$12,319,821
Total Common Stocks (Identified Cost, $362,498,454)		$432,488,076

Money Market Funds - 2.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	8,990,212	$8,990,212
Total Investments (Identified Cost, $371,488,666)		$441,478,288

Other Assets, Less Liabilities - (1.3)%		(5,702,491)
Net Assets - 100.0%		$435,775,797

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $362,498,454)	$432,488,076
Underlying affiliated funds, at cost and value	8,990,212
Total investments, at value (identified cost, $371,488,666)	$441,478,288
Receivables for
Fund shares sold	1,617,544
Dividends	287,414
Receivable from investment adviser	53,127
Other assets	250
Total assets	$443,436,623
Liabilities
Payables for
Investments purchased	$6,383,980
Fund shares reacquired	854,673
Payable to affiliates
Shareholder servicing costs	326,706
Distribution and service fees	3,915
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	91,540
Total liabilities	$7,660,826
Net assets	$435,775,797
Net assets consist of
Paid-in capital	$349,962,605
Unrealized appreciation (depreciation) on investments	69,989,622
Accumulated net realized gain (loss) on investments	12,639,279
Undistributed net investment income	3,184,291
Net assets	$435,775,797
Shares of beneficial interest outstanding	19,264,055

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$107,650,958	4,765,016	$22.59
Class B	7,619,026	346,815	21.97
Class C	18,596,591	856,276	21.72
Class I	150,846,431	6,604,591	22.84
Class R1	262,528	12,025	21.83
Class R2	11,585,733	529,831	21.87
Class R3	66,845,825	2,970,122	22.51
Class R4	34,240,586	1,511,716	22.65
Class R5	38,128,119	1,667,663	22.86

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $23.97 [100 / 94.25 x $22.59]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$6,795,322
Dividends from underlying affiliated funds	3,777
Total investment income	$6,799,099
Expenses
Management fee	$2,044,707
Distribution and service fees	608,110
Shareholder servicing costs	503,980
Administrative services fee	53,528
Independent Trustees’ compensation	8,252
Custodian fee	43,294
Shareholder communications	34,092
Audit and tax fees	51,966
Legal fees	3,133
Miscellaneous	161,484
Total expenses	$3,512,546
Fees paid indirectly	(9)
Reduction of expenses by investment adviser and distributor	(881,190)
Net expenses	$2,631,347
Net investment income	$4,167,752
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$13,951,348
Change in unrealized appreciation (depreciation) on investments	$41,693,465
Net realized and unrealized gain (loss) on investments	$55,644,813
Change in net assets from operations	$59,812,565

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2014	2013
Change in net assets
From operations
Net investment income	$4,167,752	$3,158,324
Net realized gain (loss) on investments	13,951,348	13,324,387
Net unrealized gain (loss) on investments	41,693,465	16,256,383
Change in net assets from operations	$59,812,565	$32,739,094
Distributions declared to shareholders
From net investment income	$(3,800,012)	$(1,750,002)
From net realized gain on investments	(649,081)	—
Total distributions declared to shareholders	$(4,449,093)	$(1,750,002)
Change in net assets from fund share transactions	$131,591,770	$77,933,558
Total change in net assets	$186,955,242	$108,922,650
Net assets
At beginning of period	248,820,555	139,897,905
At end of period (including undistributed net investment income of $3,184,291 and $2,816,551, respectively)	$435,775,797	$248,820,555

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$18.95	$16.11	$12.53	$12.47		$11.59
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.28	$0.22	$0.20		$0.16
Net realized and unrealized gain (loss) on investments	3.71	2.74	3.45	(0.01	)(g)	1.09
Total from investment operations	$3.95	$3.02	$3.67	$0.19		$1.25
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.18)	$(0.09)	$(0.13)		$(0.37)
From net realized gain on investments	(0.05)	—	—	—		—
Total distributions declared to shareholders	$(0.31)	$(0.18)	$(0.09)	$(0.13)		$(0.37)
Net asset value, end of period (x)	$22.59	$18.95	$16.11	$12.53		$12.47
Total return (%) (r)(s)(t)(x)	21.00	18.93	29.45	1.45		10.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.16	1.31	1.67		2.17
Expenses after expense reductions (f)	0.85	0.86	0.90	0.90		0.88
Net investment income	1.14	1.62	1.46	1.40		1.30
Portfolio turnover	42	54	59	92		77
Net assets at end of period (000 omitted)	$107,651	$64,739	$42,149	$19,238		$13,018

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 9/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$18.46	$15.72	$12.24	$12.18		$11.33
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.15	$0.10	$0.09		$0.07
Net realized and unrealized gain (loss) on investments	3.63	2.67	3.38	(0.00	)(g)(w)	1.06
Total from investment operations	$3.71	$2.82	$3.48	$0.09		$1.13
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.08)	$—	$(0.03)		$(0.28)
From net realized gain on investments	(0.05)	—	—	—		—
Total distributions declared to shareholders	$(0.20)	$(0.08)	$—	$(0.03)		$(0.28)
Net asset value, end of period (x)	$21.97	$18.46	$15.72	$12.24		$12.18
Total return (%) (r)(s)(t)(x)	20.16	18.03	28.43	0.74		10.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.91	2.06	2.44		2.92
Expenses after expense reductions (f)	1.60	1.61	1.65	1.65		1.63
Net investment income	0.39	0.86	0.68	0.68		0.55
Portfolio turnover	42	54	59	92		77
Net assets at end of period (000 omitted)	$7,619	$4,149	$2,631	$1,444		$1,554

Class C	Years ended 9/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$18.27	$15.58	$12.13	$12.07		$11.25
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.14	$0.10	$0.09		$0.06
Net realized and unrealized gain (loss) on investments	3.59	2.64	3.35	0.01	(g)	1.06
Total from investment operations	$3.67	$2.78	$3.45	$0.10		$1.12
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.09)	$—	$(0.04)		$(0.30)
From net realized gain on investments	(0.05)	—	—	—		—
Total distributions declared to shareholders	$(0.22)	$(0.09)	$—	$(0.04)		$(0.30)
Net asset value, end of period (x)	$21.72	$18.27	$15.58	$12.13		$12.07
Total return (%) (r)(s)(t)(x)	20.16	17.98	28.44	0.77		10.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.91	2.06	2.44		2.92
Expenses after expense reductions (f)	1.60	1.61	1.65	1.65		1.63
Net investment income	0.38	0.81	0.70	0.67		0.55
Portfolio turnover	42	54	59	92		77
Net assets at end of period (000 omitted)	$18,597	$8,443	$3,986	$1,586		$1,525

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 9/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$19.14	$16.27	$12.64	$12.57		$11.69
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.32	$0.26	$0.23		$0.19
Net realized and unrealized gain (loss) on investments	3.75	2.76	3.49	(0.00	)(g)(w)	1.09
Total from investment operations	$4.05	$3.08	$3.75	$0.23		$1.28
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.21)	$(0.12)	$(0.16)		$(0.40)
From net realized gain on investments	(0.05)	—	—	—		—
Total distributions declared to shareholders	$(0.35)	$(0.21)	$(0.12)	$(0.16)		$(0.40)
Net asset value, end of period (x)	$22.84	$19.14	$16.27	$12.64		$12.57
Total return (%) (r)(s)(x)	21.36	19.17	29.80	1.73		11.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.91	1.06	1.38		1.87
Expenses after expense reductions (f)	0.60	0.61	0.65	0.65		0.64
Net investment income	1.40	1.79	1.71	1.67		1.55
Portfolio turnover	42	54	59	92		77
Net assets at end of period (000 omitted)	$150,846	$83,157	$39,555	$20,260		$4,503

Class R1	Years ended 9/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$18.34	$15.61	$12.15	$12.10		$11.29
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.12	$0.10	$0.09		$0.07
Net realized and unrealized gain (loss) on investments	3.58	2.68	3.36	(0.00	)(g)(w)	1.05
Total from investment operations	$3.68	$2.80	$3.46	$0.09		$1.12
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.07)	$—	$(0.04)		$(0.31)
From net realized gain on investments	(0.05)	—	—	—		—
Total distributions declared to shareholders	$(0.19)	$(0.07)	$—	$(0.04)		$(0.31)
Net asset value, end of period (x)	$21.83	$18.34	$15.61	$12.15		$12.10
Total return (%) (r)(s)(x)	20.14	18.03	28.48	0.73		10.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.91	2.06	2.42		2.92
Expenses after expense reductions (f)	1.60	1.61	1.65	1.65		1.63
Net investment income	0.48	0.67	0.69	0.69		0.55
Portfolio turnover	42	54	59	92		77
Net assets at end of period (000 omitted)	$263	$662	$160	$119		$92

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.36	$15.64	$12.19	$12.17	$11.34
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.22	$0.17	$0.14	$0.12
Net realized and unrealized gain (loss) on investments	3.59	2.66	3.37	0.02 (g)	1.07
Total from investment operations	$3.78	$2.88	$3.54	$0.16	$1.19
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.16)	$(0.09)	$(0.14)	$(0.36)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.27)	$(0.16)	$(0.09)	$(0.14)	$(0.36)
Net asset value, end of period (x)	$21.87	$18.36	$15.64	$12.19	$12.17
Total return (%) (r)(s)(x)	20.74	18.62	29.15	1.25	10.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.41	1.56	1.87	2.42
Expenses after expense reductions (f)	1.10	1.11	1.15	1.15	1.13
Net investment income	0.90	1.27	1.20	1.07	1.05
Portfolio turnover	42	54	59	92	77
Net assets at end of period (000 omitted)	$11,586	$7,030	$2,968	$1,587	$93

Class R3	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.88	$16.06	$12.50	$12.43	$11.57
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.27	$0.22	$0.18	$0.16
Net realized and unrealized gain (loss) on investments	3.70	2.73	3.44	0.02 (g)	1.08
Total from investment operations	$3.94	$3.00	$3.66	$0.20	$1.24
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.18)	$(0.10)	$(0.13)	$(0.38)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.31)	$(0.18)	$(0.10)	$(0.13)	$(0.38)
Net asset value, end of period (x)	$22.51	$18.88	$16.06	$12.50	$12.43
Total return (%) (r)(s)(x)	21.02	18.92	29.45	1.53	10.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.16	1.31	1.51	2.17
Expenses after expense reductions (f)	0.85	0.86	0.90	0.90	0.89
Net investment income	1.15	1.57	1.47	1.32	1.30
Portfolio turnover	42	54	59	92	77
Net assets at end of period (000 omitted)	$66,846	$49,967	$28,576	$7,016	$93

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.98	$16.13	$12.54	$12.47	$11.60
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.33	$0.25	$0.20	$0.19
Net realized and unrealized gain (loss) on investments	3.72	2.73	3.46	0.03 (g)	1.08
Total from investment operations	$4.02	$3.06	$3.71	$0.23	$1.27
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.21)	$(0.12)	$(0.16)	$(0.40)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.21)	$(0.12)	$(0.16)	$(0.40)
Net asset value, end of period (x)	$22.65	$18.98	$16.13	$12.54	$12.47
Total return (%) (r)(s)(x)	21.35	19.21	29.72	1.75	11.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.90	1.06	1.30	1.92
Expenses after expense reductions (f)	0.60	0.62	0.65	0.65	0.63
Net investment income	1.40	1.89	1.68	1.46	1.55
Portfolio turnover	42	54	59	92	77
Net assets at end of period (000 omitted)	$34,241	$21,751	$19,762	$8,014	$94

Class R5	Years ended 9/30
	2014	2013	2012 (i)
Net asset value, beginning of period	$19.16	$16.27	$14.64
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.30	$0.09
Net realized and unrealized gain (loss) on investments	3.75	2.80	1.54	(g)
Total from investment operations	$4.07	$3.10	$1.63
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.21)	$—
From net realized gain on investments	(0.05)	—	—
Total distributions declared to shareholders	$(0.37)	$(0.21)	$—
Net asset value, end of period (x)	$22.86	$19.16	$16.27
Total return (%) (r)(s)(x)	21.44	19.34	11.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.78	0.98	(a)
Expenses after expense reductions (f)	0.48	0.48	0.58	(a)
Net investment income	1.48	1.61	1.65	(a)
Portfolio turnover	42	54	59
Net assets at end of period (000 omitted)	$38,128	$8,922	$111

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

26

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

27

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$432,488,076	$—	$—	$432,488,076
Mutual Funds	8,990,212	—	—	8,990,212
Total Investments	$441,478,288	$—	$—	$441,478,288

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain

28

Notes to Financial Statements – continued

tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/14	9/30/13
Ordinary income (including any short-term capital gains)	$3,800,012	$1,750,002
Long-term capital gains	649,081	—
Total distributions	$4,449,093	$1,750,002

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/14
Cost of investments	$372,197,654
Gross appreciation	72,012,740
Gross depreciation	(2,732,106)
Net unrealized appreciation (depreciation)	$69,280,634
Undistributed ordinary income	9,953,638
Undistributed long-term capital gain	6,578,920

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/14	Year ended 9/30/13	Year ended 9/30/14	Year ended 9/30/13
Class A	$944,549	$516,538	$169,324	$—
Class B	35,412	14,794	11,324	—
Class C	86,075	25,836	24,174	—
Class I	1,443,660	548,053	222,193	—
Class R1	5,066	795	1,707	—
Class R2	96,330	39,453	20,127	—
Class R3	688,130	332,907	123,551	—
Class R4	344,831	270,159	54,064	—
Class R5	155,959	1,467	22,617	—
Total	$3,800,012	$1,750,002	$649,081	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund’s average daily net assets annually. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2016. For the year ended September 30, 2014, this management fee reduction amounted to $681,569, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
0.85%	1.60%	1.60%	0.60%	1.60%	1.10%	0.85%	0.60%	0.53%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2016. For the year ended September 30, 2014, this reduction amounted to $197,892 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $72,266 for the year ended September 30, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

30

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$219,788
Class B	0.75%	0.25%	1.00%	1.00%	58,033
Class C	0.75%	0.25%	1.00%	1.00%	131,095
Class R1	0.75%	0.25%	1.00%	1.00%	5,914
Class R2	0.25%	0.25%	0.50%	0.50%	48,598
Class R3	—	0.25%	0.25%	0.25%	144,682
Total Distribution and Service Fees					$608,110

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2014, this rebate amounted to $1,164 and $15, for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2014, were as follows:

Amount
Class A	$181
Class B	2,985
Class C	2,454

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2014, the fee was $57,887, which equated to 0.0170% annually of the fund’s average daily net assets. MFSC also receives payment from the

31

Notes to Financial Statements – continued

fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting. For the year ended September 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $446,093.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended September 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,599 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $550, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

32

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

At September 30, 2014, MFS held approximately 64% of the outstanding shares of Class R1.

On September 11, 2013, MFS redeemed 7,827 shares of Class R2 and 7,762 shares of Class R4 for an aggregate amount of $292,585.

(4) Portfolio Securities

For the year ended September 30, 2014, purchases and sales of investments, other than short-term obligations, aggregated $273,376,287 and $141,883,636, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,915,941	$40,889,217	1,518,721	$26,238,619
Class B	147,690	3,095,396	91,037	1,540,348
Class C	517,389	10,637,914	282,552	4,861,469
Class I	4,027,077	86,726,887	2,997,013	54,543,965
Class R1	5,177	108,103	48,976	807,487
Class R2	243,695	4,946,778	305,490	4,987,044
Class R3	1,007,078	21,594,021	1,605,112	27,727,591
Class R4	606,540	13,016,814	335,194	5,616,510
Class R5	1,537,723	33,503,101	501,503	9,180,784
	10,008,310	$214,518,231	7,685,598	$135,503,817

Shares issued to shareholders in reinvestment of distributions
Class A	46,821	$961,707	27,774	$440,496
Class B	2,183	43,853	857	13,330
Class C	4,980	98,912	1,354	20,832
Class I	63,117	1,307,791	19,775	316,204
Class R1	339	6,773	51	795
Class R2	5,846	116,457	2,562	39,453
Class R3	39,672	811,681	21,070	332,907
Class R4	19,411	398,895	17,034	270,159
Class R5	8,619	178,576	92	1,467
	190,988	$3,924,645	90,569	$1,435,643

33

Notes to Financial Statements – continued

	Year ended 9/30/14		Year ended 9/30/13
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(614,591)	$(13,039,701)	(746,205)	$(12,900,443)
Class B	(27,780)	(577,994)	(34,473)	(580,480)
Class C	(128,102)	(2,569,622)	(77,777)	(1,306,974)
Class I	(1,829,517)	(39,358,523)	(1,104,801)	(20,187,966)
Class R1	(29,588)	(634,044)	(23,174)	(383,967)
Class R2	(102,596)	(2,090,233)	(114,930)	(2,014,294)
Class R3	(723,692)	(15,337,777)	(758,820)	(13,165,775)
Class R4	(260,075)	(5,685,911)	(431,441)	(7,673,402)
Class R5	(344,414)	(7,557,301)	(42,691)	(792,601)
	(4,060,355)	$(86,851,106)	(3,334,312)	$(59,005,902)

Net change
Class A	1,348,171	$28,811,223	800,290	$13,778,672
Class B	122,093	2,561,255	57,421	973,198
Class C	394,267	8,167,204	206,129	3,575,327
Class I	2,260,677	48,676,155	1,911,987	34,672,203
Class R1	(24,072)	(519,168)	25,853	424,315
Class R2	146,945	2,973,002	193,122	3,012,203
Class R3	323,058	7,067,925	867,362	14,894,723
Class R4	365,876	7,729,798	(79,213)	(1,786,733)
Class R5	1,201,928	26,124,376	458,904	8,389,650
	6,138,943	$131,591,770	4,441,855	$77,933,558

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2014, the fund’s commitment fee and interest expense were $1,275 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

34

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,973,217	146,672,214	(140,655,219)	8,990,212

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,777	$8,990,212

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Fund (one of the series of MFS Series Trust XI) (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2014

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/ Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

40

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Matthew Krummell Jonathan Sage

41

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

42

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee

43

Board Review of Investment Advisory Agreement – continued

reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver and the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

44

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary“ and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $2,041,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 88.48% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

46

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2014

MFS® MID CAP VALUE FUND

MDV-ANN

MFS® MID CAP VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

A rift is growing between U.S. and global economic growth. The U.S. economy has regained momentum, with a more robust labor market and steadily declining unemployment, increased consumer confidence and growing industrial output. Corporate earnings remain strong overall.

However, the rest of the global economy is struggling. The sluggish eurozone economy is now the largest impediment to global growth. With high unemployment and low inflation, the region has been unable to gain traction since the 2008 – 2009 financial crisis. The European Central Bank’s efforts to stimulate growth have had limited success.

In Asia, China is struggling to boost its industrial output and Japan’s economic momentum has slowed after its sales tax increase in April.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

November 14, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Newell Rubbermaid, Inc.	1.3%
NASDAQ OMX Group, Inc.	1.1%
Crown Holdings, Inc.	1.1%
Xerox Corp.	1.1%
Molson Coors Brewing Co.	1.1%
Discover Financial Services	1.1%
PerkinElmer, Inc.	1.0%
Stanley Black & Decker, Inc.	1.0%
Valspar Corp.	1.0%
BB&T Corp.	1.0%

Equity sectors
Financial Services	23.2%
Utilities & Communications	10.5%
Retailing	8.4%
Health Care	8.1%
Technology	7.8%
Consumer Staples	7.6%
Energy	7.4%
Basic Materials	7.2%
Industrial Goods & Services	7.2%
Leisure	3.6%
Autos & Housing	3.3%
Transportation	2.0%
Special Products & Services	1.8%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 9/30/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2014, Class A shares of the MFS Mid Cap Value Fund (“fund”) provided a total return of 13.39%, at net asset value. This compares with a return of 17.46% for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection in the basic materials sector detracted from performance relative to the Russell Midcap Value Index. Holdings of diversified chemical company FMC Corp (b), and not owning shares of strong-performing aluminum company Alcoa, hindered relative results. Shares of FMC Corp were weak during the period due to a tough agricultural environment as a later and faster planting season in North America reduced demand for crop protection chemicals. In addition, shares dropped after the company announced in early September that it will be buying European based crop protection

Management Review – continued

firm Cheminova. Although this deal is widely expected to be accretive to the firm’s value in the long run, investors appear to have had concerns that the company may have paid too high a price for the acquisition.

Security selection and, to a lesser extent, an underweight position in the technology sector was another factor that weakened relative performance. Not holding semiconductor solutions provider Micron Technology detracted from relative returns as the stock outpaced the benchmark during the reporting period. Micron Technology rose on strong earnings results driven by solid performance in their PC, networking, graphics and servers segments.

The combination of stock selection and an overweight position in the energy sector further weighed on relative performance. Holdings of poor-performing offshore drilling service provider Ensco (b) (United Kingdom) hurt relative results. Shares of Ensco traded lower, along with most oil related stocks, as increased supply of oil combined with uncertain demand resulted in declining oil prices and a choppy offshore drillers market.

Stocks in other sectors that detracted from relative performance included an overweight position in toy manufacturer Mattel and holdings of education services company ITT Educational Services (b)(h) and international customer services provider Serco Group (b)(h) (United Kingdom). Not holding strong-performing airline company Southwest Airlines, and the timing of the fund’s ownership in shares of chain retail store operator Bed Bath & Beyond, also dampened relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The combination of strong stock selection and an underweight position in the financial services sector contributed to relative performance. Within this sector, the fund’s overweight position in insurance and investment products provider Protective Life (h) and stock exchange operator The NASDAQ OMX Group benefited relative results as both stocks outpaced the benchmark during the reporting period. Shares of Protective Life jumped after it was announced that Dai-ichi Life Insurance would acquire the firm at a significant premium over the company’s pre-announcement stock price.

Security selection in utilities & communications was another positive factor for relative returns. An overweight position in advanced network communication systems provider Windstream Holdings aided relative performance. Shares of Windstream Holdings moved higher on expectations of accelerating growth trends driven by price hikes, lower marketing expenditure and lower employee-related costs coming from recent restructuring efforts. Additionally, shares benefited from the company’s announcement of potentially spinning off parts of its telecommunications network into a publicly traded real estate investment trust.

Elsewhere, the fund’s overweight positions in mixed signal and standard product solutions manufacturer NXP Semiconductors (b)(h) (Netherlands) and brewery company

Management Review – continued

Molson Coors Brewing, and holdings of strong-performing apparel retailer Burlington Stores (b) and generic and specialty pharmaceuticals company Mylan (b)(h), boosted relative results. The stock of NXP Semiconductors benefited from increased sales, reduced debt and management’s decision to continue the company’s stock repurchase program. The timing of the fund’s ownership in shares of multinational retailer Best Buy, and avoiding poor-performing gold producer Newmont Mining, further supported relative returns.

Respectfully,

Kevin Schmitz Portfolio Manager	Brooks Taylor Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	13.39%	17.27%	8.90%	N/A
B	11/01/01	12.55%	16.39%	8.14%	N/A
C	11/01/01	12.52%	16.40%	8.14%	N/A
I	11/01/01	13.69%	17.56%	9.22%	N/A
R1	4/01/05	12.49%	16.39%	N/A	7.43%
R2	10/31/03	13.07%	16.98%	8.63%	N/A
R3	4/01/05	13.38%	17.26%	N/A	8.23%
R4	4/01/05	13.61%	17.57%	N/A	8.51%
R5	2/01/13	13.78%	N/A	N/A	19.27%
529A	7/31/02	13.35%	17.19%	8.75%	N/A
529B	7/31/02	12.47%	16.32%	7.98%	N/A
529C	7/31/02	12.48%	16.31%	7.99%	N/A
Comparative benchmark
Russell Midcap Value Index (f)		17.46%	17.24%	10.17%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		6.87%	15.89%	8.26%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		8.55%	16.17%	8.14%	N/A
C With CDSC (1% for 12 months) (v)		11.52%	16.40%	8.14%	N/A
529A With initial Sales Charge (5.75%)		6.83%	15.81%	8.10%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		8.47%	16.10%	7.98%	N/A
529C With CDSC (1% for 12 months) (v)		11.48%	16.31%	7.99%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2014 through September 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2014 through September 30, 2014.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/14	Ending Account Value 9/30/14	Expenses Paid During Period (p) 4/01/14-9/30/14
A	Actual	1.22%	$1,000.00	$1,005.99	$6.14
	Hypothetical (h)	1.22%	$1,000.00	$1,018.95	$6.17
B	Actual	1.97%	$1,000.00	$1,002.08	$9.89
	Hypothetical (h)	1.97%	$1,000.00	$1,015.19	$9.95
C	Actual	1.97%	$1,000.00	$1,002.08	$9.89
	Hypothetical (h)	1.97%	$1,000.00	$1,015.19	$9.95
I	Actual	0.98%	$1,000.00	$1,007.34	$4.93
	Hypothetical (h)	0.98%	$1,000.00	$1,020.16	$4.96
R1	Actual	1.97%	$1,000.00	$1,002.11	$9.89
	Hypothetical (h)	1.97%	$1,000.00	$1,015.19	$9.95
R2	Actual	1.47%	$1,000.00	$1,004.58	$7.39
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
R3	Actual	1.23%	$1,000.00	$1,005.50	$6.18
	Hypothetical (h)	1.23%	$1,000.00	$1,018.90	$6.23
R4	Actual	0.98%	$1,000.00	$1,006.97	$4.93
	Hypothetical (h)	0.98%	$1,000.00	$1,020.16	$4.96
R5	Actual	0.84%	$1,000.00	$1,007.34	$4.23
	Hypothetical (h)	0.84%	$1,000.00	$1,020.86	$4.26
529A	Actual	1.25%	$1,000.00	$1,005.57	$6.28
	Hypothetical (h)	1.25%	$1,000.00	$1,018.80	$6.33
529B	Actual	2.01%	$1,000.00	$1,001.60	$10.09
	Hypothetical (h)	2.01%	$1,000.00	$1,014.99	$10.15
529C	Actual	2.02%	$1,000.00	$1,001.59	$10.14
	Hypothetical (h)	2.02%	$1,000.00	$1,014.94	$10.20

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratios above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.1%
Issuer	Shares/Par	Value ($)

Aerospace - 1.0%
MTU Aero Engines Holding AG	137,556	$11,726,960
Triumph Group, Inc.	221,513	14,409,421

		$26,136,381
Airlines - 1.5%
Alaska Air Group, Inc.	269,845	$11,749,051
Delta Air Lines, Inc.	446,654	16,146,542
United Continental Holdings, Inc. (a)	237,405	11,108,180

		$39,003,773
Alcoholic Beverages - 1.1%
Molson Coors Brewing Co.	367,533	$27,359,157

Apparel Manufacturers - 1.2%
Polo Ralph Lauren Corp.	99,840	$16,446,643
PVH Corp.	117,263	14,206,412

		$30,653,055
Automotive - 1.1%
Delphi Automotive PLC	284,727	$17,465,154
TRW Automotive Holdings Corp. (a)	104,722	10,603,100

		$28,068,254
Broadcasting - 0.7%
Interpublic Group of Companies, Inc.	939,719	$17,215,652

Brokerage & Asset Managers - 2.3%
Affiliated Managers Group, Inc. (a)	79,089	$15,846,272
NASDAQ OMX Group, Inc.	669,614	28,405,026
TD Ameritrade Holding Corp.	408,753	13,640,088

		$57,891,386
Business Services - 1.8%
Brenntag AG	248,550	$12,203,385
Fidelity National Information Services, Inc.	337,371	18,993,987
Realogy Holdings Corp. (a)	405,388	15,080,434

		$46,277,806
Chemicals - 0.7%
Celanese Corp.	306,234	$17,920,814

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 0.6%
Symantec Corp.	615,928	$14,480,467

Computer Software - Systems - 3.9%
Ingram Micro, Inc., “A” (a)	666,591	$17,204,714
NCR Corp. (a)	552,186	18,448,534
NICE Systems Ltd., ADR	472,603	19,277,476
Sabre Corp.	1,008,204	18,061,975
Xerox Corp.	2,074,695	27,448,215

		$100,440,914
Construction - 2.2%
Armstrong World Industries, Inc. (a)	227,629	$12,747,224
Fortune Brands Home & Security, Inc.	400,528	16,465,706
Stanley Black & Decker, Inc.	290,273	25,773,340

		$54,986,270
Consumer Products - 1.9%
Newell Rubbermaid, Inc.	969,817	$33,371,403
Sensient Technologies Corp.	263,537	13,796,162

		$47,167,565
Containers - 2.5%
Crown Holdings, Inc. (a)	617,122	$27,474,271
Greif, Inc., “A”	270,677	11,858,359
Owens-Illinois, Inc. (a)	529,402	13,790,922
Silgan Holdings, Inc.	213,845	10,050,715

		$63,174,267
Electrical Equipment - 2.2%
Pentair PLC	282,339	$18,490,381
Tyco International Ltd.	455,234	20,289,779
WESCO International, Inc. (a)	217,573	17,027,263

		$55,807,423
Electronics - 3.3%
Agilent Technologies, Inc.	315,463	$17,975,082
Altera Corp.	474,232	16,968,021
Analog Devices, Inc.	382,638	18,936,755
Avago Technologies Ltd.	119,415	10,389,105
Microchip Technology, Inc.	391,447	18,488,042

		$82,757,005
Energy - Independent - 5.4%
Cimarex Energy Co.	92,135	$11,657,842
Cobalt International Energy, Inc. (a)	874,424	11,892,166

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
CONSOL Energy, Inc.	393,885	$14,912,486
Energen Corp.	257,659	18,613,286
EQT Corp.	165,250	15,126,985
HollyFrontier Corp.	341,169	14,902,262
Noble Energy, Inc.	247,058	16,888,885
PDC Energy, Inc. (a)	237,233	11,930,448
Peabody Energy Corp.	582,107	7,206,485
SM Energy Co.	176,935	13,800,930

		$136,931,775
Entertainment - 1.2%
AMC Networks, Inc., “A” (a)	211,917	$12,380,191
Cinemark Holdings, Inc.	504,975	17,189,349

		$29,569,540
Food & Beverages - 4.6%
Bunge Ltd.	229,067	$19,294,313
Coca-Cola Enterprises, Inc.	340,800	15,117,888
Flowers Foods, Inc.	896,900	16,467,084
Ingredion, Inc.	280,344	21,247,272
J.M. Smucker Co.	225,163	22,288,885
Pinnacle Foods, Inc.	406,700	13,278,755
Snyders-Lance, Inc.	387,965	10,281,070

		$117,975,267
Food & Drug Stores - 1.0%
Empire Co. Ltd.	176,521	$12,276,638
Rite Aid Corp. (a)	2,498,490	12,092,692

		$24,369,330
Gaming & Lodging - 0.5%
Wynn Resorts Ltd.	71,910	$13,452,923

General Merchandise - 0.7%
Kohl’s Corp.	278,436	$16,992,949

Insurance - 7.8%
Allied World Assurance Co.	440,286	$16,220,136
Arthur J. Gallagher & Co.	440,431	19,977,950
Everest Re Group Ltd.	129,424	20,967,982
Genworth Financial, Inc. (a)	449,694	5,890,991
Hanover Insurance Group, Inc.	176,806	10,859,425
Hartford Financial Services Group, Inc.	351,914	13,108,797
HCC Insurance Holdings, Inc.	359,856	17,377,446

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Lincoln National Corp.	426,848	$22,870,516
Symetra Financial Corp.	821,434	19,164,055
Third Point Reinsurance Ltd. (a)	797,396	11,602,112
Unum Group	677,186	23,281,655
Validus Holdings Ltd.	450,062	17,615,427

		$198,936,492
Leisure & Toys - 0.6%
Mattel, Inc.	520,460	$15,952,099

Machinery & Tools - 3.9%
Allison Transmission Holdings, Inc.	625,820	$17,829,612
Cummins, Inc.	105,967	13,985,525
Eaton Corp. PLC	283,926	17,992,391
Joy Global, Inc.	191,279	10,432,357
Kennametal, Inc.	295,584	12,210,575
Regal Beloit Corp.	199,028	12,787,549
SPX Corp.	161,589	15,178,055

		$100,416,064
Major Banks - 3.2%
Comerica, Inc.	333,235	$16,615,097
Huntington Bancshares, Inc.	2,218,418	21,585,207
KeyCorp	1,483,133	19,770,163
Regions Financial Corp.	1,180,833	11,855,563
State Street Corp.	163,957	12,068,875

		$81,894,905
Medical & Health Technology & Services - 2.3%
AmerisourceBergen Corp.	299,487	$23,150,345
Quest Diagnostics, Inc.	331,139	20,093,515
Universal Health Services, Inc.	145,479	15,202,556

		$58,446,416
Medical Equipment - 4.0%
CareFusion Corp. (a)	402,134	$18,196,564
Cooper Cos., Inc.	79,774	12,424,801
DENTSPLY International, Inc.	322,233	14,693,825
PerkinElmer, Inc.	600,244	26,170,638
St. Jude Medical, Inc.	227,426	13,675,125
Teleflex, Inc.	160,944	16,905,558

		$102,066,511

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 0.6%
GrafTech International Ltd. (a)	743,942	$3,407,254
United States Steel Corp.	327,495	12,827,979

		$16,235,233
Natural Gas - Distribution - 2.2%
AGL Resources, Inc.	265,693	$13,640,679
NiSource, Inc.	337,865	13,845,708
NorthWestern Corp.	205,435	9,318,532
Spectra Energy Corp.	459,379	18,035,220

		$54,840,139
Natural Gas - Pipeline - 0.3%
QEP Midstream Partners LP	327,878	$7,767,430

Oil Services - 2.0%
Cameron International Corp. (a)	295,718	$19,629,761
Ensco PLC, “A”	285,758	11,804,663
Pacific Drilling S.A. (a)	1,327,063	10,974,811
Tidewater, Inc.	194,583	7,594,574

		$50,003,809
Other Banks & Diversified Financials - 5.4%
BB&T Corp.	659,875	$24,553,949
Discover Financial Services	418,239	26,930,409
Fifth Third Bancorp	886,506	17,747,850
M&T Bank Corp.	118,297	14,584,837
PrivateBancorp, Inc.	574,503	17,183,385
SunTrust Banks, Inc.	374,428	14,239,497
TCF Financial Corp.	1,364,225	21,186,414

		$136,426,341
Pharmaceuticals - 1.8%
Endo International PLC (a)	305,554	$20,881,560
Hospira, Inc. (a)	238,255	12,396,408
Impax Laboratories, Inc. (a)	482,063	11,429,714

		$44,707,682
Printing & Publishing - 0.6%
Equifax, Inc.	215,678	$16,119,774

Real Estate - 4.5%
Annaly Mortgage Management, Inc., REIT	821,986	$8,778,810
Corporate Office Properties Trust, REIT	682,129	17,544,358
DDR Corp., REIT	809,614	13,544,842

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Real Estate - continued
EPR Properties, REIT	336,988	$17,078,552
Equity Lifestyle Properties, Inc., REIT	248,375	10,521,165
Medical Properties Trust, Inc., REIT	1,260,781	15,457,175
Mid-America Apartment Communities, Inc., REIT	241,250	15,838,063
Plum Creek Timber Co. Inc., REIT	412,112	16,076,489

		$114,839,454
Specialty Chemicals - 3.4%
Akzo Nobel N.V.	252,101	$17,174,308
Albemarle Corp.	279,215	16,445,764
FMC Corp.	253,471	14,496,006
Rockwood Holdings, Inc.	174,887	13,370,111
Valspar Corp.	321,425	25,389,361

		$86,875,550
Specialty Stores - 5.6%
AutoZone, Inc. (a)	26,424	$13,467,256
Bed Bath & Beyond, Inc. (a)	313,298	20,624,407
Best Buy Co., Inc.	636,325	21,374,157
Burlington Stores, Inc. (a)	394,314	15,717,356
Children’s Place, Inc.	178,485	8,506,595
Express, Inc. (a)	615,492	9,607,830
L Brands, Inc.	288,118	19,298,144
Office Depot, Inc. (a)	2,594,916	13,337,868
Sally Beauty Holdings, Inc. (a)	716,338	19,606,171

		$141,539,784
Telephone Services - 1.9%
COLT Telecom Group S.A. (a)	3,126,341	$6,776,275
Frontier Communications Corp.	2,646,329	17,227,602
Quebecor, Inc., “B”	444,632	11,171,878
Windstream Holdings, Inc.	1,330,745	14,345,431

		$49,521,186
Trucking - 0.5%
Swift Transportation Co. (a)	555,661	$11,657,768

Utilities - Electric Power - 6.1%
AES Corp.	1,265,196	$17,940,479
CMS Energy Corp.	709,949	21,057,087
DTE Energy Co.	211,825	16,115,646
Great Plains Energy, Inc.	545,049	13,173,834
Northeast Utilities	492,106	21,800,296
NRG Energy, Inc.	710,840	21,666,403

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
Pinnacle West Capital Corp.	400,931	$21,906,870
Public Service Enterprise Group, Inc.	574,842	21,407,116

		$155,067,731
Total Common Stocks (Identified Cost, $2,097,647,966)		$2,491,946,341

Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	50,505,866	$50,505,866
Total Investments (Identified Cost, $2,148,153,832)		$2,542,452,207

Other Assets, Less Liabilities - (0.1)%		(3,795,339)
Net Assets - 100.0%		$2,538,656,868

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,097,647,966)	$2,491,946,341
Underlying affiliated funds, at cost and value	50,505,866
Total investments, at value (identified cost, $2,148,153,832)	$2,542,452,207
Receivables for
Investments sold	6,812,916
Fund shares sold	6,905,691
Interest and dividends	2,921,068
Other assets	1,205
Total assets	$2,559,093,087
Liabilities
Payables for
Investments purchased	$16,390,166
Fund shares reacquired	2,610,807
Payable to affiliates
Investment adviser	91,618
Shareholder servicing costs	1,118,533
Distribution and service fees	15,006
Program manager fees	17
Payable for independent Trustees’ compensation	9
Accrued expenses and other liabilities	210,063
Total liabilities	$20,436,219
Net assets	$2,538,656,868
Net assets consist of
Paid-in capital	$1,980,330,746
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	394,303,512
Accumulated net realized gain (loss) on investments and foreign currency	152,726,842
Undistributed net investment income	11,295,768
Net assets	$2,538,656,868
Shares of beneficial interest outstanding	124,614,511

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$543,583,141	26,992,784	$20.14
Class B	18,602,741	964,413	19.29
Class C	80,434,056	4,179,403	19.25
Class I	212,388,516	10,322,259	20.58
Class R1	6,773,009	356,877	18.98
Class R2	38,353,191	1,942,002	19.75
Class R3	118,084,383	5,874,245	20.10
Class R4	123,055,458	6,081,653	20.23
Class R5	1,391,432,583	67,596,269	20.58
Class 529A	4,149,039	209,011	19.85
Class 529B	304,554	16,217	18.78
Class 529C	1,496,197	79,378	18.85

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $21.37 [100 / 94.25 x $20.14] and $21.06 [100 / 94.25 x $19.85], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$35,548,110
Interest	49,239
Dividends from underlying affiliated funds	43,469
Foreign taxes withheld	(187,852)
Total investment income	$35,452,966
Expenses
Management fee	$14,825,143
Distribution and service fees	2,253,471
Program manager fees	5,420
Shareholder servicing costs	2,418,759
Administrative services fee	264,212
Independent Trustees’ compensation	32,970
Custodian fee	153,748
Shareholder communications	79,296
Audit and tax fees	35,474
Legal fees	18,544
Miscellaneous	338,417
Total expenses	$20,425,454
Fees paid indirectly	(60)
Reduction of expenses by investment adviser and distributor	(95,250)
Net expenses	$20,330,144
Net investment income	$15,122,822
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$169,372,449
Foreign currency	(9,696)
Net realized gain (loss) on investments and foreign currency	$169,362,753
Change in unrealized appreciation (depreciation)
Investments	$31,918,752
Translation of assets and liabilities in foreign currencies	1,165
Net unrealized gain (loss) on investments and foreign currency translation	$31,919,917
Net realized and unrealized gain (loss) on investments and foreign currency	$201,282,670
Change in net assets from operations	$216,405,492

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2014	2013
Change in net assets
From operations
Net investment income	$15,122,822	$13,496,664
Net realized gain (loss) on investments and foreign currency	169,362,753	99,104,760
Net unrealized gain (loss) on investments and foreign currency translation	31,919,917	215,934,566
Change in net assets from operations	$216,405,492	$328,535,990
Distributions declared to shareholders
From net investment income	$(11,200,178)	$(11,000,078)
From net realized gain on investments	(78,731,057)	—
Total distributions declared to shareholders	$(89,931,235)	$(11,000,078)
Change in net assets from fund share transactions	$858,679,516	$203,651,986
Total change in net assets	$985,153,773	$521,187,898
Net assets
At beginning of period	1,553,503,095	1,032,315,197
At end of period (including undistributed net investment income of $11,295,768 and $7,430,053, respectively)	$2,538,656,868	$1,553,503,095

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.74	$14.52	$11.42	$11.64	$9.83
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.14	$0.09	$0.07	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	2.32	4.21	3.08	(0.21)	1.79
Total from investment operations	$2.43	$4.35	$3.17	$(0.14)	$1.86
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.13)	$(0.07)	$(0.08)	$(0.05)
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(1.03)	$(0.13)	$(0.07)	$(0.08)	$(0.05)
Net asset value, end of period (x)	$20.14	$18.74	$14.52	$11.42	$11.64
Total return (%) (r)(s)(t)(x)	13.39	30.21	27.87	(1.31)	19.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.22	1.21	1.22	1.26
Expenses after expense reductions (f)	1.20	1.21	1.21	1.22	1.25
Net investment income	0.54	0.86	0.67	0.50	0.65
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$543,583	$300,046	$167,512	$131,914	$136,470

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.02	$13.97	$11.00	$11.23	$9.51
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.02	$(0.01)	$(0.03)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	4.05	2.98	(0.20)	1.73
Total from investment operations	$2.20	$4.07	$2.97	$(0.23)	$1.72
Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$—	$—	$—
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(0.93)	$(0.02)	$—	$—	$—
Net asset value, end of period (x)	$19.29	$18.02	$13.97	$11.00	$11.23
Total return (%) (r)(s)(t)(x)	12.55	29.16	27.00	(2.05)	18.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	1.96	1.96	1.97	2.01
Expenses after expense reductions (f)	1.95	1.96	1.96	1.97	2.00
Net investment income (loss)	(0.22)	0.13	(0.10)	(0.25)	(0.11)
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$18,603	$16,351	$13,306	$13,813	$18,348

Class C	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.99	$13.96	$10.99	$11.22	$9.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.02	$(0.01)	$(0.03)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.23	4.05	2.98	(0.20)	1.73
Total from investment operations	$2.19	$4.07	$2.97	$(0.23)	$1.72
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$—	$—	$—
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(0.93)	$(0.04)	$—	$—	$—
Net asset value, end of period (x)	$19.25	$17.99	$13.96	$10.99	$11.22
Total return (%) (r)(s)(t)(x)	12.52	29.21	27.02	(2.05)	18.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.96	1.96	1.97	2.01
Expenses after expense reductions (f)	1.95	1.96	1.96	1.97	2.00
Net investment income (loss)	(0.22)	0.11	(0.08)	(0.25)	(0.10)
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$80,434	$41,250	$24,742	$18,430	$18,717

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.11	$14.80	$11.64	$11.86	$10.02
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17	$0.13	$0.10	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	2.38	4.31	3.13	(0.22)	1.82
Total from investment operations	$2.54	$4.48	$3.26	$(0.12)	$1.92
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)	$(0.10)	$(0.10)	$(0.08)
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(1.07)	$(0.17)	$(0.10)	$(0.10)	$(0.08)
Net asset value, end of period (x)	$20.58	$19.11	$14.80	$11.64	$11.86
Total return (%) (r)(s)(x)	13.69	30.54	28.21	(1.07)	19.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.93	0.96	0.97	1.01
Expenses after expense reductions (f)	0.96	0.93	0.96	0.97	1.00
Net investment income	0.79	1.13	0.92	0.76	0.90
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$212,389	$38,232	$802,524	$580,412	$537,692

Class R1	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.80	$13.79	$10.86	$11.09	$9.39
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.02	$(0.01)	$(0.03)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.20	4.01	2.94	(0.20)	1.71
Total from investment operations	$2.16	$4.03	$2.93	$(0.23)	$1.70
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.02)	$—	$—	$(0.00	)(w)
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(0.98)	$(0.02)	$—	$—	$(0.00	)(w)
Net asset value, end of period (x)	$18.98	$17.80	$13.79	$10.86	$11.09
Total return (%) (r)(s)(x)	12.49	29.28	26.98	(2.07)	18.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.96	1.96	1.97	2.01
Expenses after expense reductions (f)	1.95	1.96	1.96	1.97	2.00
Net investment income (loss)	(0.19)	0.13	(0.08)	(0.25)	(0.10)
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$6,773	$1,749	$2,101	$1,760	$1,712

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.40	$14.25	$11.20	$11.43	$9.66
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.10	$0.05	$0.03	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	2.28	4.14	3.04	(0.21)	1.77
Total from investment operations	$2.34	$4.24	$3.09	$(0.18)	$1.81
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.09)	$(0.04)	$(0.05)	$(0.04)
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(0.99)	$(0.09)	$(0.04)	$(0.05)	$(0.04)
Net asset value, end of period (x)	$19.75	$18.40	$14.25	$11.20	$11.43
Total return (%) (r)(s)(x)	13.07	29.93	27.63	(1.64)	18.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.46	1.46	1.47	1.51
Expenses after expense reductions (f)	1.45	1.46	1.46	1.47	1.50
Net investment income	0.28	0.62	0.41	0.25	0.40
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$38,353	$20,018	$15,355	$13,217	$13,697

Class R3	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.72	$14.51	$11.42	$11.64	$9.84
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.14	$0.09	$0.07	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	2.32	4.21	3.08	(0.21)	1.79
Total from investment operations	$2.43	$4.35	$3.17	$(0.14)	$1.86
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.14)	$(0.08)	$(0.08)	$(0.06)
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(1.05)	$(0.14)	$(0.08)	$(0.08)	$(0.06)
Net asset value, end of period (x)	$20.10	$18.72	$14.51	$11.42	$11.64
Total return (%) (r)(s)(x)	13.38	30.18	27.93	(1.29)	18.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.24	1.21	1.23	1.26
Expenses after expense reductions (f)	1.22	1.23	1.21	1.23	1.25
Net investment income	0.56	0.79	0.68	0.50	0.65
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$118,084	$24,496	$3,826	$2,141	$898

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.82	$14.57	$11.46	$11.68	$9.86
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.18	$0.13	$0.10	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	2.33	4.24	3.08	(0.22)	1.80
Total from investment operations	$2.48	$4.42	$3.21	$(0.12)	$1.90
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)	$(0.10)	$(0.10)	$(0.08)
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(1.07)	$(0.17)	$(0.10)	$(0.10)	$(0.08)
Net asset value, end of period (x)	$20.23	$18.82	$14.57	$11.46	$11.68
Total return (%) (r)(s)(x)	13.61	30.61	28.22	(1.08)	19.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.99	0.96	0.97	1.01
Expenses after expense reductions (f)	0.97	0.98	0.96	0.97	1.00
Net investment income	0.76	0.99	0.93	0.75	0.90
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$123,055	$21,747	$258	$173	$175

Class R5	Years ended 9/30
	2014	2013 (i)
Net asset value, beginning of period	$19.12	$16.22
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.36	2.76	(g)
Total from investment operations	$2.54	$2.90
Less distributions declared to shareholders
From net investment income	$(0.15)	$—
From net realized gain on investments	(0.93)	—
Total distributions declared to shareholders	$(1.08)	$—
Net asset value, end of period (x)	$20.58	$19.12
Total return (%) (r)(s)(x)	13.72	17.88	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.88	(a)
Expenses after expense reductions (f)	0.84	0.88	(a)
Net investment income	0.89	1.22	(a)
Portfolio turnover	34	35	(n)
Net assets at end of period (000 omitted)	$1,391,433	$1,085,101

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.48	$14.33	$11.26	$11.49	$9.71
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.14	$0.08	$0.05	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.29	4.14	3.05	(0.21)	1.77
Total from investment operations	$2.39	$4.28	$3.13	$(0.16)	$1.83
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.13)	$(0.06)	$(0.07)	$(0.05)
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(1.02)	$(0.13)	$(0.06)	$(0.07)	$(0.05)
Net asset value, end of period (x)	$19.85	$18.48	$14.33	$11.26	$11.49
Total return (%) (r)(s)(t)(x)	13.35	30.09	27.94	(1.47)	18.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.31	1.31	1.32	1.36
Expenses after expense reductions (f)	1.23	1.24	1.26	1.31	1.35
Net investment income	0.50	0.84	0.62	0.41	0.56
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$4,149	$3,047	$1,930	$1,234	$1,076

Class 529B	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.58	$13.63	$10.74	$10.98	$9.30
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$0.01	$(0.02)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.18	3.96	2.91	(0.20)	1.70
Total from investment operations	$2.13	$3.97	$2.89	$(0.24)	$1.68
Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$—	$—	$—
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(0.93)	$(0.02)	$—	$—	$—
Net asset value, end of period (x)	$18.78	$17.58	$13.63	$10.74	$10.98
Total return (%) (r)(s)(t)(x)	12.47	29.18	26.91	(2.19)	18.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.06	2.06	2.07	2.11
Expenses after expense reductions (f)	2.00	2.00	2.01	2.06	2.10
Net investment income (loss)	(0.27)	0.09	(0.15)	(0.35)	(0.19)
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$305	$251	$184	$177	$245

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.64	$13.69	$10.79	$11.02	$9.34
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$0.01	$(0.02)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.19	3.97	2.92	(0.19)	1.70
Total from investment operations	$2.14	$3.98	$2.90	$(0.23)	$1.68
Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$—	$—	$—
From net realized gain on investments	(0.93)	—	—	—	—
Total distributions declared to shareholders	$(0.93)	$(0.03)	$—	$—	$—
Net asset value, end of period (x)	$18.85	$17.64	$13.69	$10.79	$11.02
Total return (%) (r)(s)(t)(x)	12.48	29.12	26.88	(2.09)	17.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.07	2.06	2.07	2.11
Expenses after expense reductions (f)	2.00	2.01	2.01	2.06	2.10
Net investment income (loss)	(0.27)	0.08	(0.15)	(0.34)	(0.19)
Portfolio turnover	34	35	52	56	60
Net assets at end of period (000 omitted)	$1,496	$1,215	$579	$546	$462

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, February 1, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Unites States	$2,390,364,610	$—	$—	$2,390,364,610
Germany	—	23,930,345	—	23,930,345
Canada	23,448,516	—	—	23,448,516
Israel	19,277,476	—	—	19,277,476
Netherlands	—	17,174,308	—	17,174,308
Luxembourg	10,974,811	—	—	10,974,811
United Kingdom	6,776,275	—	—	6,776,275
Mutual Funds	50,505,866	—	—	50,505,866
Total Investments	$2,501,347,554	$41,104,653	$—	$2,542,452,207

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $29,377,694 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities

Notes to Financial Statements – continued

of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/14	9/30/13
Ordinary income (including any short-term capital gains)	$23,435,496	$11,000,078
Long-term capital gains	66,495,739	—
Total distributions	$89,931,235	$11,000,078

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/14
Cost of investments	$2,148,852,059
Gross appreciation	440,126,701
Gross depreciation	(46,526,553)
Net unrealized appreciation (depreciation)	$393,600,148
Undistributed ordinary income	46,791,957
Undistributed long–term capital gain	117,893,334
Other temporary differences	40,683

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/14	Year ended 9/30/13	Year ended 9/30/14	Year ended 9/30/13
Class A	$1,800,887	$1,519,721	$16,311,588	$—
Class B	—	17,312	855,823	—
Class C	—	71,150	2,326,396	—
Class I	317,506	9,218,445	2,167,928	—
Class R1	11,697	2,922	230,583	—
Class R2	62,247	91,394	1,048,544	—
Class R3	189,413	36,114	1,499,446	—
Class R4	178,728	22,871	1,176,687	—
Class R5	8,624,036	—	52,877,246	—
Class 529A	15,664	18,411	157,189	—
Class 529B	—	296	13,448	—
Class 529C	—	1,442	66,179	—
Total	$11,200,178	$11,000,078	$78,731,057	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion up to $5 billion and 0.60% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2016. For the period August 1, 2014 through September 30, 2014, this management fee reduction amounted to $4,672, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2014, this management fee reduction amounted to $77,852, which is included in the reduction of total expenses in

Notes to Financial Statements – continued

the Statement of Operations. The management fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

For the period October 1, 2013 through January 31, 2014, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5	529A	529B	529C
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.91%	1.30%	2.05%	2.05%

This written agreement was terminated on January 31, 2014. For the period October 1, 2013 through January 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $782,983 and $3,443 for the year ended September 30, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,088,157
Class B	0.75%	0.25%	1.00%	1.00%	181,490
Class C	0.75%	0.25%	1.00%	1.00%	616,000
Class R1	0.75%	0.25%	1.00%	1.00%	55,420
Class R2	0.25%	0.25%	0.50%	0.50%	142,494
Class R3	—	0.25%	0.25%	0.25%	143,599
Class 529A	—	0.25%	0.25%	0.23%	9,294
Class 529B	0.75%	0.25%	1.00%	1.00%	2,906
Class 529C	0.75%	0.25%	1.00%	1.00%	14,111
Total Distribution and Service Fees					$2,253,471

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2014, this rebate amounted to $4,870, $55, $91, $361, $557, $758, $7, and $14 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2014, were as follows:

Amount
Class A	$11,619
Class B	17,475
Class C	8,425
Class 529B	—
Class 529C	4

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2016, unless MFD elects to extend the waiver. For the year ended September 30, 2014, this waiver amounted to $2,709 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2014, were as follows:

	Fee	Waiver
Class 529A	$3,718	$1,859
Class 529B	291	145
Class 529C	1,411	705
Total Program Manager Fees and Waivers	$5,420	$2,709

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing

Notes to Financial Statements – continued

agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2014, the fee was $192,878, which equated to 0.0094% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,072,305.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended September 30, 2014, these costs for the fund amounted to $1,153,576 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2014 was equivalent to an annual effective rate of 0.0129% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended September 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,599 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of

Notes to Financial Statements – continued

the payments made by the fund in the amount of $3,304, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On January 31, 2013, MFS purchased 6,165 shares of Class R5 for an aggregate amount of $100,000.

On September 11, 2013, MFS redeemed 6,163 shares of Class R5 for an aggregate amount of $117,405.

(4) Portfolio Securities

For the year ended September 30, 2014, purchases and sales of investments, other than short-term obligations, aggregated $1,451,391,412 and $680,027,767, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	15,542,846	$310,957,900	6,959,143	$120,374,242
Class B	271,473	5,182,003	275,829	4,565,253
Class C	2,286,700	43,829,658	938,292	15,451,261
Class I	9,527,958	195,086,284	2,571,107	41,461,860
Class R1	366,354	6,858,892	39,518	638,958
Class R2	1,226,459	24,165,959	499,233	8,291,481
Class R3	5,071,430	102,538,215	1,212,909	21,150,716
Class R4	6,017,299	123,246,426	1,270,152	22,027,766
Class R5	10,333,696	212,828,723	58,446,118	971,253,864
Class 529A	57,921	1,141,751	47,483	793,123
Class 529B	4,866	91,418	3,757	62,175
Class 529C	25,199	471,607	28,795	466,479
	50,732,201	$1,026,398,836	72,292,336	$1,206,537,178

Notes to Financial Statements – continued

	Year ended 9/30/14		Year ended 9/30/13 (i)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	722,224	$13,512,814	62,976	$945,897
Class B	44,982	811,018	1,128	16,383
Class C	119,372	2,147,500	4,401	63,818
Class I	122,000	2,327,760	601,827	9,201,939
Class R1	13,657	242,280	203	2,922
Class R2	57,653	1,060,239	6,134	90,653
Class R3	90,410	1,688,859	2,406	36,114
Class R4	72,211	1,355,415	1,520	22,871
Class R5	3,225,028	61,501,282	—	—
Class 529A	9,369	172,853	1,237	18,336
Class 529B	766	13,448	21	296
Class 529C	3,754	66,179	100	1,442
	4,481,426	$84,899,647	681,953	$10,400,671

Shares reacquired
Class A	(5,282,740)	$(107,150,802)	(2,546,263)	$(42,328,766)
Class B	(259,224)	(4,953,834)	(322,455)	(5,154,043)
Class C	(520,192)	(9,970,615)	(422,025)	(6,729,514)
Class I	(1,328,029)	(27,340,328)	(55,380,409)	(913,927,206)
Class R1	(121,412)	(2,299,309)	(93,738)	(1,469,831)
Class R2	(430,268)	(8,441,272)	(494,443)	(8,011,866)
Class R3	(595,989)	(11,936,033)	(170,566)	(2,900,041)
Class R4	(1,163,543)	(23,613,808)	(133,676)	(2,387,798)
Class R5	(2,729,232)	(56,043,167)	(1,679,341)	(29,981,409)
Class 529A	(23,109)	(454,189)	(18,574)	(312,182)
Class 529B	(3,673)	(69,222)	(3,030)	(47,457)
Class 529C	(18,452)	(346,388)	(2,282)	(35,750)
	(12,475,863)	$(252,618,967)	(61,266,802)	$(1,013,285,863)

Net change
Class A	10,982,330	$217,319,912	4,475,856	$78,991,373
Class B	57,231	1,039,187	(45,498)	(572,407)
Class C	1,885,880	36,006,543	520,668	8,785,565
Class I	8,321,929	170,073,716	(52,207,475)	(863,263,407)
Class R1	258,599	4,801,863	(54,017)	(827,951)
Class R2	853,844	16,784,926	10,924	370,268
Class R3	4,565,851	92,291,041	1,044,749	18,286,789
Class R4	4,925,967	100,988,033	1,137,996	19,662,839
Class R5	10,829,492	218,286,838	56,766,777	941,272,455
Class 529A	44,181	860,415	30,146	499,277
Class 529B	1,959	35,644	748	15,014
Class 529C	10,501	191,398	26,613	432,171
	42,737,764	$858,679,516	11,707,487	$203,651,986

(i)	For Class R5, the period is from inception, February 1, 2013, through the stated period end.

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were the owners of record of approximately 18%, 17%, 6%, 5%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2014, the fund’s commitment fee and interest expense were $7,588 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	29,213,749	692,239,182	(670,947,065)	50,505,866

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$43,469	$50,505,866

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and Shareholders of MFS Mid Cap Value Fund

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the Fund) (one of the series constituting MFS Series Trust XI), including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Fund (one of the series constituting MFS Series Trust XI) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 14, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/ Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Kevin Schmitz Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to implement additional breakpoints that reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion and $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates

Board Review of Investment Advisory Agreement – continued

under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the ”Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $82,117,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 74.18% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2014 and 2013, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	42,713	42,216

	Audit Fees
	2014	2013
Fees billed by E&Y:
MFS Mid Cap Value Fund	27,591	27,273

For the fiscal years ended September 30, 2014 and 2013, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013[5]
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	7,676	7,585	1,030	596

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013[5]	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	1,412,837	1,540,972	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013[5]
Fees Billed by Deloitte
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	1,424,881	1,578,264

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	5,393	5,373	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by E&Y:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	90,393	53,373

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2013 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended September 30, 2013.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: November 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: November 14, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 14, 2014

*	Print name and title of each signing officer under his or her signature.